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Filed pursuant to Rule 497(a)(1)
File No. 333-121972
Rule 482 ad

ARES CAPITAL CORPORATION FILES REGISTRATION STATEMENT
FOR PUBLIC OFFERING OF COMMON STOCK

New York, NY—January 12, 2005—Ares Capital Corporation (Nasdaq: ARCC) today filed a registration statement with the Securities and Exchange Commission relating to a proposed public offering of common stock for aggregate proceeds of $150 million, not including a $22.5 million option to cover over-allotments, if any. The Company expects to use the net proceeds of this offering to repay outstanding indebtedness, to fund investments in portfolio companies and for general corporate purposes.

The offering of these securities will be made only by means of a prospectus. Once available, a preliminary prospectus may be obtained from Merrill Lynch & Co., Wachovia Securities or RBC Capital Markets at the addresses listed at the end of this release.

The information in the preliminary prospectus and this press release is not complete and may be changed. Ares Capital Corporation may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. The preliminary prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Ares Capital Corporation before investing. The preliminary prospectus contains this and other information about Ares Capital Corporation. The preliminary prospectus should be read carefully before investing.

Once it is available, a preliminary prospectus may be obtained from Merrill Lynch & Co., Inc., 4 World Financial Center, 250 Vesey Street, New York, NY 10080; Wachovia Securities, 7 Saint Paul Street, 1st Floor, Baltimore, MD 21202; and RBC Capital Markets, 60 South Sixth Street, Minneapolis, MN 55402.

About Ares Capital Corporation

Ares Capital Corporation is a closed-end, non-diversified management investment company that is regulated as a business development company under the Investment Company Act of 1940. Its investment objectives are to generate both current income and capital appreciation through debt and equity investments. Ares Capital Corporation invests primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component, and, to a lesser extent, in equity investments in private middle market companies.

Forward-Looking Statements

Statements included herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein.

CONTACT: Merritt S. Hooper of Ares Capital Corporation, 310-201-4200

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ARES CAPITAL CORPORATION FILES REGISTRATION STATEMENT FOR PUBLIC OFFERING OF COMMON STOCK